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                                                                Exhibit 10(m)
                                      -1-





                               FIRST AMENDMENT
                               ---------------

                         Dated as of December 5, 1994

                                      to

                         Override Agreement dated as
                               of June 30, 1994



    This First Amendment (the "First Amendment"), dated as of December 5, 1994, is made among Figgie International Inc. (the "Company"), a Delaware corporation, on behalf of itself and certain of its subsidiaries listed on
Schedule I to the Agreement, Figgie Acceptance Corporation ("FAC"), on behalf of itself and the FAC Subsidiaries, the Override Agent, the FAC Collateral Agent, the Subject Lenders and the Subject Agents.

                            W I T N E S S E T H :
                            - - - - - - - - - - -

    WHEREAS, the parties hereto have entered into an Override Agreement, dated as of June 30, 1994 (as amended, the "Agreement"); and

    WHEREAS, subject to the terms and provisions hereof, the parties hereto desire to modify certain terms and conditions of the Agreement as more specifically set forth in this First Amendment;

    NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

    Section 1.01. CERTAIN DEFINITIONS. The following terms when used in this First





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Amendment shall have the following meanings:

    "FIRST AMENDMENT EFFECTIVE DATE" shall, subject to the occurrence of all of the conditions set forth in Article III of this First Amendment, be December 5, 1994.

    Section 1.02. OTHER DEFINITIONS. Terms for which meanings are provided in the Agreement are, unless otherwise defined herein or the context otherwise requires, used in this First Amendment with such meanings.

                                  ARTICLE II

                           AMENDMENTS TO AGREEMENT

    Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Agreement is hereby amended in accordance with Sections
2.01 through 2.02 below; except as so amended, the Agreement shall continue in full force and effect.

Section 2.01.  AMENDMENT TO SECTION 7.1 (RESTRICTIONS ON INDEBTEDNESS).

    (a) Section 7.1 is hereby amended by adding the following sentence to the end of paragraph (1):


    "Notwithstanding the foregoing, the Company may guarantee the performance of contracts by Logan Fenemac (U.K.) Limited entered into in the ordinary course of its business and not involving the extension of credit."



    (b) Section 7.1 of the Agreement is further amended by deleting "and" at the end of paragraph (k) and inserting the following additional paragraphs:

    "(m)     Indebtedness of the Company and Interstate Electronics Corporation
    in connection with the issuance of bank guaranties or standby letters of credit in an aggregate face amount not exceeding (Subject to Confidential Treatment Request Filed with SEC) for the benefit of (Subject to Confidential Treatment Request Filed with SEC) to secure
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    performance under contracts entered into in the ordinary course of its business;



    (n) Indebtedness of the Company and Automatic Sprinkler Corporation of America in connection with the issuance of bank guaranties or standby letters of credit in an aggregate face amount not exceeding (Subject to Confidential Treatment Request Filed with SEC) to secure performance under contracts entered into in the ordinary course of business; and





    (o) Indebtedness of the Company in connection with the issuance of a standby letter of credit in an aggregrate face amount not exceeding $2,400,000 (or, in the alternative, a holdback deposit in such amount) to secure performance under equipment leases permitted under Section 7.1(h)."





Section 2.02.  AMENDMENT TO SECTION 7.2 (RESTRICTION ON LIENS).

    (a) Section 7.2 is hereby amended by deleting "and" at the end of paragraph (xi) and adding the following new paragraphs:

    "(xiii)  Liens on cash collateral securing Indebtedness permitted by
    Section 7.1 (m), (n) and (o), or directly securing the underlying obligations to the extent that such obligations would have been secured by the letters of credit or bank guaranties permitted thereby"


                                 ARTICLE III

                  CONDITIONS TO EFFECTIVENESS AND AGREEMENT

    Section 3.01. EFFECTIVE DATE. This First Amendment shall be and become effective on





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the date when (i) it has been executed by the Instructing Lenders and (ii) all of the conditions set forth in Sections 3.01 and 3.06 of this First Amendment shall have been satisfied and thereafter this First Amendment shall be known, and may be referred to, as the First Amendment to the Override Agreement.

    Section 3.02. CERTIFIED COPIES OF CHARTER DOCUMENTS. The Override Agent shall have received from the Company either (a) a copy, certified by a duly authorized officer of such Person to be true and complete on the First Amendment Effective Date, of each of (i) its charter or other constitutive documents as in effect on such date of certification, and (ii) its by-laws, if applicable, as in effect on such date or (b) a certificate by a duly authorized officer of the Company certifying that there has been no amendment to such charter or by-laws since June 30, 1994.

    Section 3.03. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Company of this First Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Override Agent shall have been provided to the Override Agent.

    Section 3.04. INCUMBENCY CERTIFICATE. The Override Agent shall have received from the Company an incumbency certificate, dated as of the First Amendment Effective Date, signed by a duly authorized officer of the Company, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this First Amendment.

    Section 3.05. EXPENSES. The Company shall have paid to the Subject Lenders (or their representatives) all of such fees, expenses and disbursements incurred by the Subject Lenders referred to in Section 5.06 of this First Amendment.

    Section 3.06. SATISFACTORY LEGAL FORM. All of the instruments, documents and agreements executed in connection with this First Amendment shall be satisfactory in form and substance to the Override Agent, its counsel and counsel to the Subject Lenders as a group; the Override Agent and its counsel and counsel to the Subject Lenders as a group shall have received all information, and such counterpart originals or such certified or other copies of such materials as the Override Agent, its counsel and counsel to the Subject Lenders as a group may reasonably request; and all legal matters incident
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to the transactions contemplated by this First Amendment shall be reasonably satisfactory to counsel to the Override Agent and counsel to the Subject Lenders as a group.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

    Each of the Company and FAC represents and warrants as follows:

    Section 4.01. NO DEFAULT. As of the date hereof, there exists no Event of Default under the Agreement, and no event which, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

    Section 4.02. AUTHORIZATION. Each of the Company and FAC has the power to execute, deliver and perform this First Amendment. Each of the Company and FAC has taken all necessary action to authorize the execution, delivery and performance of this First Amendment. No consent or approval of any person, no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is required in connection with the execution, delivery or performance by any of the Subject Companies, or the validity or enforcement of this First Amendment.

    Section 4.03. NO CONFLICT. The execution, delivery and performance of this First Amendment by each of the Subject Companies will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of any Subject Company, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which any Subject Company is a party, or by which any of them is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any Subject Company.





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    Section 4.04.  ENFORCEABILITY.  This First Amendment has been duly executed and delivered by each of the Company and FAC, and constitutes the valid and legally binding obligations of each of the Subject Companies, enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

    Section 4.05. DISCLOSURE. No certificate, opinion, or any other statement made or furnished to the Override Agent or the Subject Lenders by or on behalf of any Subject Company in connection with this First Amendment, or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

                                  ARTICLE V

                                MISCELLANEOUS

    Section 5.01. RATIFICATION. The Agreement, as amended by this First Amendment, is in all respects ratified and confirmed, and the terms and conditions thereof, amended as hereinabove set forth, shall be and remain in full force and effect. Except as specifically amended herein, the Agreement remains in full force and effect in accordance with its respective terms.

    Section 5.02. CROSS-REFERENCES. References in this First Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this First Amendment.

    Section 5.03. SUCCESSORS AND ASSIGN. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    Section 5.04. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the internal laws of said state, without regards to conflicts of laws principles.
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    Section 5.05.  COUNTERPARTS.  This First Amendment may be executed by the parties hereto in several counterparts, each or which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

    Section 5.06. EXPENSES. Without limitation on Section 12.2 of the Agreement, the Company hereby agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, indemnify and save each of the Override Agent and the Subject Lenders harmless against liability for the payment of all reasonable out-of-pocket expenses arising in connection with this First Amendment and the other agreements and instruments and the transactions hereby contemplated, including without limitation the consideration of any legal questions relevant thereto, all expenses incurred in connection with reproduction of such agreements and instruments and all stamp and other similar taxes (together in each case with interest and penalties, if any) which may be payable in respect of the execution and delivery of such agreements or instruments, or otherwise pursuant to this First Amendment, and the reasonable fees and disbursements of counsel to the Override Agent and counsel to the Subject Lenders as a group in connection with the negotiation, review preparation, administration, interpretation, production and execution of such agreements and instruments and the transactions hereby and thereby contemplated. The obligations and the Company under this Section shall survive the payment or transfer of any obligations, the enforcement of any provision hereof or thereof, any such amendments or waivers and any such consideration of legal questions.

    Without limiting the generality of the foregoing paragraph or the Company's obligations under Section 12.2 of the Agreement, the Company hereby agrees to pay in full on the First Amendment Effective Date all such fees, expenses and disbursements of counsel to the Override Agent and counsel to the Subject Lenders as a group incurred in connection with the transactions contemplated hereby as may be stated to be due and payable to such counsel in any statement therefor rendered to the Company by such counsel on or prior to the First Amendment Effective Date, such payment to be made by wire transfer of immediately available funds to an account designated by such counsel for such purpose, and further agrees to pay in full promptly upon receipt of any statement therefor all such additional fees, expenses and disbursements of such counsel as may be incurred by or invoiced to such counsel after the First Amendment Effective Date in connection with the transactions contemplated hereby or arising in connection





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with the negotiation, preparation, production, reproduction and execution of documents in connection with a proposed restructuring of the indebtedness evidenced by the Agreement, as amended by this First Amendment.

    Section 5.07.  EFFECTIVENESS.  The effectiveness of the amendments set forth in Article II of this First Amendment shall be effective as of the First Amendment Effective Date.
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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        FIGGIE INTERNATIONAL INC.

                                        By:_________________________
                                            Name:___________________
                                            Title:__________________


                                        FIGGIE ACCEPTANCE CORPORATION

                                        By:_________________________
                                            Name:___________________
                                            Title:__________________


Executed solely to acknowledge the amendments to the Agreement contained in this First Amendment:


FIGGIE INTERNATIONAL INC. STOCK
OWNERSHIP TRUST AND PLAN


By:__________________________
    Name:____________________
    Title:___________________





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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, individually and as
                                            Override Agent


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________





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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        THE SANWA BANK, LIMITED,
                                            Chicago Branch


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________





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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        BANQUE NATIONALE de PARIS,
                                            Chicago Branch


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________





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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        THE FIFTH THIRD BANK


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        AUSTRALIA AND NEW
                                         ZEALAND BANKING GROUP
                                        LIMITED


                                        By:________________________
                                            Name:__________________
                                            Title:_________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        BANCA NAZIONALE DEL
                                         LAVORO, S.p.A.

                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        ISTITUTO BANCARIO SAN
                                          PAOLO di TORINO S.p.A.,
                                          New York Branch

                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        SWISS BANK CORPORATION,
                                        New York Branch, individually and
                                        as FAC Collateral Agent


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        DRESDNER BANK AG, New York
                                        and Grand Cayman Branches


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        NATIONAL CITY BANK,
                                            CLEVELAND


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        BARCLAYS BANK PLC


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        CHEMICAL BANK


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                                BANK OF AMERICA ILLINOIS


By:__________________________
                                                    Name:_____________________
                                                    Title:____________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        MELLON BANK, N.A.


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        THE PROVIDENT BANK


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS
                                        ASSOCIATION


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                                THE LONG-TERM CREDIT
                                                  BANK OF JAPAN, LTD.,
                                                  Chicago Branch


                                                By:_________________________
                                                    Name:___________________
                                                    Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        SOCIETY NATIONAL BANK


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        ABN AMRO BANK N.V.


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.


                                        SOCIETE GENERALE BANK


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________






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    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                        PEARL STREET L.P.


                                        By:_________________________
                                            Name:___________________
                                            Title:__________________